UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg

(State or other jurisdiction of

incorporation or organization)

N/A

(I.R.S. Employer

Identification Number)

001-36473

(Commission

File Number)

1000 Chesterbrook Boulevard, Suite 300, Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg (the “Company”, or “Trinseo”), has filed this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed on March 10, 2015 (the “2014 Form 10-K”) in order to reflect changes in the Company’s reporting segments which took effect on January 1, 2015.

Until January 1, 2015, our chief executive officer, who is our chief operating decision maker, managed our operations under two divisions, Emulsion Polymers and Plastics, which included the following four reporting segments: Latex, Synthetic Rubber, Styrenics, and Engineered Polymers.

Effective January 1, 2015, we reorganized our business under two new divisions called Performance Materials and Basic Plastics & Feedstocks. The Performance Materials division now includes the following reporting segments: Synthetic Rubber, Latex, and Performance Plastics. The Basic Plastics & Feedstocks division represents a separate segment for financial reporting purposes and includes styrenic polymers, polycarbonate, and styrene monomer. In addition, the Basic Plastics & Feedstocks division includes the results of our two 50%-owned joint ventures, Americas Styrenics LLC, or Americas Styrenics, and Sumika Styron Polycarbonate Limited, or Sumika Styron Polycarbonate. The following chart provides an overview of our new organizational structure.

We believe that this new organizational structure better reflects the nature of our Company by grouping together segments with similar strategies, business drivers and operating characteristics. Our two new divisions are of similar size in terms of sales, but have different margin profiles, different strategic focus, different value drivers and different operating requirements. By organizing the Company in this way, we believe that we can manage and operate more effectively in order to accelerate the growth of our Performance Materials division and improve the profitability of our Basic Plastics & Feedstocks division. We also believe that this new organizational structure allows our investors to better understand the drivers of our business.

These accompanying consolidated financial statements and related footnotes, including prior year financial information, are presented to reflect these new reporting segments.

Attached as Exhibit 99.1 are the recast consolidated financial statements and revised notes to the consolidated financial statements, as well as the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2014 Form 10-K, other than the dual date to reflect the recast and reissuance. The notes most significantly impacted for the updated presentation of the Company’s new reporting segments are as follows:

Note 1 – Organization and Business Activities

Note 8 - Goodwill and Intangible Assets

Note 19 - Segments

Similarly, Management’s Discussion and Analysis of Financial Condition and Results of Operations of the 2014 Form 10-K has been revised and updated from its previous presentation to reflect the Company’s new reporting segments. The revised presentation is attached as Exhibit 99.2.

The change in segments had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, as reflected in the recast consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The recast consolidated financial statements do not represent a restatement of previously issued consolidated financial statements. Exhibit 99.1 also excludes the separate audited financial statements of Americas Styrenics LLC provided under Rule 3-09 of Regulation S-X on our 2014 Form 10-K, as the new reporting segments has no bearing on those separate financial statements.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2014 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2014 Form 10-K to reflect events or occurrences after the date of the filing of the 2014 Form 10-K. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2014 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2014 Form 10-K, including the Quarterly Report on Form 10-Q for the first quarter of 2015, filed with the SEC on May 8, 2015.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of Trinseo from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, recast solely to reflect the change in segment reporting

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, recast solely to reflect the change in segment reporting

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

FORWARD-LOOKING STATEMENTS

This Form 8-K and the exhibits thereto may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Form 8-K and exhibits thereto may include, without limitation, forecasts of growth, revenues, business activity, acquisitions, financings and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. As a result of the foregoing considerations, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

By:	/s/ John A. Feenan
Name:	John A. Feenan
Title:	Executive Vice President and Chief Financial Officer

Date: May 11, 2015

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of Trinseo from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, recast solely to reflect the change in segment reporting

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, recast solely to reflect the change in segment reporting

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document